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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Zamba Corporation:

We consent to the use of our reports incorporated herein by reference. Our report with respect to the 1997 financial statements is based in part on the report of other auditors.



                                  /s/ KPMG LLP

Minneapolis, Minnesota
June 28, 2000


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